EXHIBIT 10.1

               JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

This agreement is made pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the "Act") by and among the parties listed below, each referred to herein as a "Joint Filer." The Joint Filers agree that a statement of beneficial ownership as required by Section 13(d) of the Act and the Rules thereunder may be filed on each of their behalf on Schedule 13D or
Schedule 13G, as appropriate, and that said joint filing may thereafter be amended by further joint filings. The Joint Filers state that they each satisfy the requirements for making a joint filing under Rule 13d-1.


                                      Flag Luxury Riv, LLC

                                      By:   /s/  Paul Kanavos
                                          -------------------------------------
                                      Name: Paul Kanavos
                                      Title: President


                                      Flag Luxury Properties, LLC

                                      By:   /s/  Paul Kanavos
                                          -------------------------------------
                                      Name: Paul Kanavos
                                      Title: President


                                      MJX Flag Associates, LLC

                                      By:   /s/  Robert Sillerman
                                          -------------------------------------
                                      Name: Member
                                      Title: Robert Sillerman


                                      Flag Leisure Group, LLC


                                      By:   /s/  Paul Kanavos
                                          -------------------------------------
                                      Name: Paul Kanavos
                                      Title: President


                                      Sillerman Real Estate Ventures, LLC

                                      By:   /s/ Robert Sillerman
                                          -------------------------------------
                                      Name: Robert Sillerman
                                      Title: Member


                                      Robert Sillerman

                                      /s/  Robert Sillerman
                                      -----------------------------------------


                                      Paul Kanavos

                                      /s/  Paul Kanavos
                                      -----------------------------------------


                                      Brett Torino
                                /s/  Brett Torino


                                Rivacq LLC

                                By: SOF U.S. Hotel Co-Invest Holdings,
                                    ----------------------------------
                                    L.L.C.
                                    ----------------------------------

                                     By: SOF VII U.S. Hotel Holdings,
                                         -----------------------------------
                                         L.L.C.
                                         -----------------------------------

                                         By:   /s/  Barry S. Sternlicht
                                               --------------------------------
                                         Name: Barry S. Sternlicht
                                         Title: Chief Executive Officer


                                     By: I-1/I-2 U.S. Holdings, L.L.C.
                                         -----------------------------------

                                         By:   /s/  Barry S. Sternlicht
                                               --------------------------------
                                         Name: Barry S. Sternlicht
                                         Title: Chief Executive Officer


                                SOF U.S. Hotel Co-Invest Holdings, L.L.C.

                                By: SOF VII U.S. Hotel Holdings,  L.L.C.
                                    -------------------------------------------


                                     By:   /s/  Barry S. Sternlicht
                                           ---------------------------------
                                     Name: Barry S. Sternlicht
                                     Title: Chief Executive Officer


                                By: I-1/I-2 U.S. Holdings, L.L.C.

                                     By:   /s/  Barry S. Sternlicht
                                           ---------------------------------
                                     Name: Barry S. Sternlicht
                                     Title: Chief Executive Officer


                                SOF VII U.S. Hotel Holdings, L.L.C.

                                By:   /s/  Barry S. Sternlicht
                                      --------------------------------------
                                Name: Barry S. Sternlicht
                                Title: Chief Executive Officer


                                I-1/I-2 U.S. Holdings, L.L.C.

                                By:   /s/  Barry S. Sternlicht
                                      --------------------------------------
                                Name: Barry S. Sternlicht
                                Title: Chief Executive Officer


                                Starwood Global Opportunity Fund VII-A, L.P.

                                By:   /s/  SOF-VII Management, L.L.C.
                                      -----------------------------------------
                                      Its general partner

                                      By: Starwood Capital Group Global, L.L.C.
                                      Its General manager

                                             By: /s/  Barry S. Sternlicht
                                                -------------------------------
                                                Name: Barry S. Sternlicht
                                                Title: Chief Executive Officer


                                Starwood Global Opportunity Fund VII-B, L.P.

                                By:   /s/  SOF-VII Management, L.L.C.
                                      -----------------------------------------
                                Its general partner

                                      By: Starwood Capital Group Global, L.L.C.
                                      Its General manager

                                             By: /s/  Barry S. Sternlicht
                                                -------------------------------
                                               Name: Barry S. Sternlicht
                                                  Title: Chief Executive Officer


                                Starwood U.S. Opportunity Fund VII-D, L.P.

                                By:   /s/  SOF-VII Management, L.L.C.
                                      -----------------------------------------
                                      Its general partner

                                      By: Starwood Capital Group Global, L.L.C.
                                      Its General manager

                                             By: /s/  Barry S. Sternlicht
                                                -------------------------------
                                               Name: Barry S. Sternlicht
                                                  Title: Chief Executive Officer


                                Starwood U.S. Opportunity Fund VII D-2, L.P.

                                By:   /s/  SOF-VII Management, L.L.C.
                                      -----------------------------------------
                                      Its general partner

                                      By: Starwood Capital Group Global, L.L.C.
                                             Its General manager

                                             By: /s/  Barry S. Sternlicht
                                                -------------------------------
                                               Name: Barry S. Sternlicht
                                               Title: Chief Executive Officer


                                Starwood Capital Hospitality Fund I-1, L.P.

                                By:   /s/  SCG Hotel Management, L.L.C.
                                      ---------------------------------
                                      Its general partner

                                      By: Starwood Capital Group Global, L.L.C.
                                          -------------------------------------
                                      Its General manager

                                             By: /s/  Barry S. Sternlicht
                                                -------------------------------
                                               Name: Barry S. Sternlicht
                                               Title: Chief Executive Officer


                                Starwood Capital Hospitality Fund I-2, L.P.

                                By:   /s/  SCG Hotel Management, L.L.C.
                                      ---------------------------------
                                      Its general partner

                                      By: Starwood Capital Group Global, L.L.C.
                                          -------------------------------------
                                      Its General manager

                                             By: /s/  Barry S. Sternlicht
                                                -------------------------------
                                               Name: Barry S. Sternlicht
                                               Title: Chief Executive Officer


                                SOF-VII Management, L.L.C.

                                By: Starwood Capital Group Global, L.L.C.
                                    -------------------------------------
                                       Its General manager

                                      By: /s/  Barry S. Sternlicht
                                         --------------------------------------
                                        Name: Barry S. Sternlicht
                                           Title: Chief Executive Officer


                                SCG Hotel Management, L.L.C.

                                By: Starwood Capital Group Global, L.L.C.
                                    -------------------------------------
                                       Its General manager

                                      By: /s/  Barry S. Sternlicht
                                         --------------------------------------
                                        Name: Barry S. Sternlicht
                                           Title: Chief Executive Officer


                                Starwood Capital Group Global, LLC

                                By:   /s/  Barry S. Sternlicht
                                      -----------------------------------------
                                Name: Barry S. Sternlicht
                                Title: Chief Executive Officer


                                       Barry S. Sternlicht

                                       /s/  Barry S. Sternlicht
                                       --------------------------


                                       High Desert Gaming, LLC

                                       By:   /s/  Greg Carlin
                                             --------------------
                                       Name: Greg Carlin
                                       Title: Manager


                                       LAMB Partners

                                       By:   /s/  LAMB, LLC
                                             --------------------
                                       Its general partner

                                             By: /s/ Neil Bluhm
                                                --------------------------------
                                             Name: Neil Bluhm
                                             Title: Managing Member


                                       LAMB, LLC

                                       By:   /s/  Neil Bluhm
                                             ----------------------------------
                                       Name: Neil Bluhm
                                       Title: Managing Member


                                       ISLE Investors, LLC

                                       By:   /s/  Greg Carlin
                                             ----------------------------------
                                       Name: Greg Carlin
                                       Title: Manager


                                       Greg Carlin

                                       /s/  Greg Carlin
                                       ----------------------------------------


                                       Neil Bluhm

                                       /s/  Neil Bluhm
                                       ----------------------------------------




Dated: December 27, 2005